As filed with the Securities and Exchange Commission on March 21, 2007.

===============================================================================
                                                   1933 Act File No. 333-72447
                                                   1940 Act File No. 811-09235


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:

[X] Preliminary proxy statement.
[ ] Confidential, for use of the Commission only (as permitted by
    Rule 14a-6(e)(2)).
[ ] Definitive proxy statement.
[ ] Definitive additional materials.
[ ] Soliciting material pursuant to Section 240.14a-12


                         FIRST DEFINED PORTFOLIO FUND, LLC
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)


Payment of filing fee (check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:



                        FIRST DEFINED PORTFOLIO FUND, LLC

                          TARGET MANAGED VIP PORTFOLIO
                           THE DOW(sm) DART 10 PORTFOLIO
                       THE DOW(sm) TARGET DIVIDEND PORTFOLIO
                       GLOBAL DIVIDEND TARGET 15 PORTFOLIO
                           S&P(R) TARGET 24 PORTFOLIO
                          NASDAQ(R) TARGET 15 PORTFOLIO
                        VALUE LINE(R) TARGET 25 PORTFOLIO
                    FIRST TRUST 10 UNCOMMON VALUES PORTFOLIO

                              1001 Warrenville Road
                                    Suite 300
                              Lisle, Illinois 60532

                                 March __, 2007



Dear Policy Owner:

        I am writing to ask you to consider some important matters affecting your variable annuity policy ("Policy") with American Skandia Life Assurance Corporation, a Prudential Financial Company ("American Skandia"). Some or all of the value of your Policy is invested in one or more of the following funds:
Target Managed VIP Portfolio, The Dow(sm) DART 10 Portfolio, The Dow(sm) Target Dividend Portfolio, Global Dividend Target 15 Portfolio, S&P(R) Target 24 Portfolio, NASDAQ(R) Target 15 Portfolio, Value Line(R) Target 25 Portfolio and FiRst Trust 10 Uncommon Values Portfolio, each of which is a series of the First Defined Portfolio Fund, LLC (the "Fund," and each series of the Fund is a "Series"). American Skandia holds interests in the Series designated by you in a separate account in order to fund your Policy's benefits. For this reason, you have the right to instruct American Skandia how to vote the interests in the Series attributable to your Policy.

        The accompanying materials relate to the Special Meeting of Interest Holders (the "Meeting"). The Meeting will be held at the offices of First Trust Advisors L.P., 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, on April 23, 2007, at 4:30 p.m. Central time.

        Holders of interests are being asked to vote on a proposal to elect Trustees of the Fund. Holders of interests in the Value Line(R) Target 25 Portfolio are also being asked tO vote on a proposal to approve a change in the industry concentration policy of such Series. The proposals are described in the accompanying Notice of Special Meeting of Interest Holders and Proxy Statement. We urge you to read the Proxy Statement thoroughly and to indicate your voting instructions on the enclosed voting instructions form, date and sign it, and return it promptly in the envelope provided to be received by MIS, an ADP company, the proxy tabulator retained by American Skandia, on or before the close of business on April ___, 2007. The interests that you beneficially own will be voted in accordance with the instructions received by that date. Although no matters other than the two proposals described above are expected to come before the Meeting, should any other matter requiring a vote of holders of interests properly come before the Meeting, the persons named on the enclosed voting instructions form will vote thereon according to their best judgment in the interests of the Fund, or Series, as applicable. Please take a few moments to read the enclosed materials and then cast your vote on the enclosed voting instructions form. All interests of the Fund or Series, as applicable, for which instructions are not received will be voted in the same proportion as the votes cast by Policy owners on the issues presented.

        Voting takes only a few minutes. Each Policy Owner's vote is important. Your prompt response will be much appreciated.

        After you have voted on the proposal(s), please be sure to sign your voting instructions form and return it in the enclosed postage-paid envelope.

        Any questions or concerns you may have regarding the Meeting or the proposals should be directed to your financial representative. We appreciate your participation. Thank you.

                                               Sincerely,



                                               James A. Bowen
                                               Chairman of the Board

                                      -2-


               INSTRUCTIONS FOR SIGNING VOTING INSTRUCTIONS FORMS

        The following general rules for signing voting instructions forms may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your voting instructions form properly.

                1. Individual Accounts: Sign your name exactly as it appears in the registration on the voting instructions form.

                2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

                3. All Other Accounts: The capacity of the individual signing the voting instructions form should be indicated unless it is reflected in the form of registration. For example:


         REGISTRATION                             VALID SIGNATURE

         CORPORATE ACCOUNTS

         (1)  ABC Corp.                           ABC Corp.
         (2)  ABC Corp.                           John Doe, Treasurer
         (3)  ABC Corp.
                c/o John Doe, Treasurer           John Doe
         (4) ABC Corp. Profit Sharing Plan        John Doe, Trustee

         TRUST ACCOUNTS

         (1)  ABC Trust                           Jane B. Doe, Trustee
         (2)  Jane B. Doe, Trustee
                u/t/d 12/28/78                    Jane B. Doe

         CUSTODIAL OR ESTATE ACCOUNTS

         (1)  John B. Smith, Cust.
                f/b/o John B. Smith, Jr.  UGMA    John B. Smith
         (2)  John B. Smith                       John B. Smith, Jr., Executor

                        FIRST DEFINED PORTFOLIO FUND, LLC

                          TARGET MANAGED VIP PORTFOLIO
                           THE DOW(sm) DART 10 PORTFOLIO
                       THE DOW(sm) TARGET DIVIDEND PORTFOLIO
                       GLOBAL DIVIDEND TARGET 15 PORTFOLIO
                           S&P(R) TARGET 24 PORTFOLIO
                          NASDAQ(R) TARGET 15 PORTFOLIO
                        VALUE LINE(R) TARGET 25 PORTFOLIO
                    FIRST TRUST 10 UNCOMMON VALUES PORTFOLIO

                              1001 Warrenville Road
                                    Suite 300
                              Lisle, Illinois 60532


                  NOTICE OF SPECIAL MEETING OF INTEREST HOLDERS
                          to be held on April 23, 2007

March ___, 2007

To the holders of interests of the above Series of the First Defined Portfolio Fund, LLC:

        Notice is hereby given that a Special Meeting of Interest Holders (the "Meeting") of Target Managed VIP Portfolio, The Dow(sm) DART 10 Portfolio, The Dow(sm) Target Dividend Portfolio, Global Dividend Target 15 Portfolio, S&P(R) Target 24 Portfolio, NASDAQ(R) Target 15 Portfolio, Value Line(R) Target 25 Portfolio and First Trust 10 Uncommon Values Portfolio, each of which is a series of the First Defined Portfolio Fund, LLC (the "Fund," and each series of the Fund is a "Series") will be held at the offices of First Trust Advisors L.P., 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, on April 23, 2007, at 4:30 p.m. Central time, for the following purposes:

        1. To elect five Trustees of the Fund. Trustees Bowen, Erickson, Kadlec and Nielson are currently Trustees of the Fund. Mr. Robert
               F. Keith has been nominated for initial appointment to the Board of Trustees of the Fund.

        2. Value Line(R) Target 25 Portfolio only. To approve a change in the Series' industry concentration policy that currently permits it to invest more than 25% of its assets in the securities of issuers in the Internet industry to a concentration policy that permits it to invest more than 25% of its assets in the securities of issuers in any single industry if the applicable investment strategy for such Series selects securities in a manner that results in such a concentration.

        3. To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

        The Board of Trustees has fixed the close of business on March 19, 2007 as the record date for the determination of interest holders entitled to notice of and to vote at the Meeting or an adjourned meeting. Accordingly, a Policy Owner will be entitled to vote only if he or she had account value in his or her Policy allocated to a sub-account investing in a Series at the close of business on March 19, 2007.

                                          By order of the Board of Trustees,



                                          W. Scott Jardine
                                          Secretary


-------------------------------------------------------------------------------
INTEREST HOLDERS ARE REQUESTED TO PROMPTLY COMPLETE, SIGN, DATE, AND RETURN THE VOTING INSTRUCTIONS FORM IN THE ENCLOSED ENVELOPE WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES, EVEN IF THEY EXPECT TO BE PRESENT AT THE MEETING. INSTRUCTIONS FOR THE PROPER EXECUTION OF VOTING INSTRUCTIONS FORMS ARE SET FORTH ON THE INSIDE COVER. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.
-------------------------------------------------------------------------------

                                      -2-


                       SPECIAL MEETING OF INTEREST HOLDERS

                        FIRST DEFINED PORTFOLIO FUND, LLC

                          TARGET MANAGED VIP PORTFOLIO
                           THE DOW(sm) DART 10 PORTFOLIO
                       THE DOW(sm) TARGET DIVIDEND PORTFOLIO
                       GLOBAL DIVIDEND TARGET 15 PORTFOLIO
                           S&P(R) TARGET 24 PORTFOLIO
                          NASDAQ(R) TARGET 15 PORTFOLIO
                        VALUE LINE(R) TARGET 25 PORTFOLIO
                    FIRST TRUST 10 UNCOMMON VALUES PORTFOLIO

                                 April 23, 2007

                              1001 Warrenville Road
                                    Suite 300
                              Lisle, Illinois 60532


                                 PROXY STATEMENT
                                 March __, 2007

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of the First Defined Portfolio Fund, LLC (the "Fund") for use at the Special Meeting of Interest Holders of the Fund to be held on April 23, 2007, at 4:30 p.m. Central time, at the offices of First Trust Advisors L.P., 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, and at any adjournments or postponements thereof (the "Meeting"). The interests of the Fund are currently divided into the following series: Target Managed VIP Portfolio, The Dow(sm) DART 10 Portfolio, The Dow(sm) Target Dividend Portfolio, Global Dividend Target 15 Portfolio, S&P(R) Target 24 Portfolio, NASDAQ(R) Target 15 Portfolio, Value Line(R) Target 25 Portfolio and First Trust 10 Uncommon Values Portfolio (each, a "Series"). This solicitation includes all interests in a Series attributable to Policy owners' Interests (as defined below) in American Skandia Life Assurance Corporation Variable Account B ("Account B"). The purposes of the meeting are (1) for the Interest holders of each Series to vote on a proposal to elect Trustees of the Fund and (2) for the Interest holders of the Value Line(R) Target 25 Portfolio (the "Target 25 Series") to vote on a proposal to change the industry concentration policy for such Series. A Notice of the Special Meeting of Interest Holders and a voting instructions form accompany this Proxy Statement.

        The Fund's most recent annual and semi-annual reports are available upon request, without charge, by writing to the Adviser at 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, or by calling 1-800-621-1675. This Proxy Statement will first be mailed to American Skandia and policy owners on or about March __, 2007.

        Beginning on or about March __, 2007, proxy solicitations will be made, primarily by mail, but may also be made by telephone or personal interviews conducted by (i) officers of the Fund; (ii) officers or employees of First Trust Advisors L.P. ("First Trust Advisors" or the "Adviser"), the investment adviser of the Fund; (iii) employees of PFPC Inc. ("PFPC"), the administrative agent, accounting agent and transfer agent of the Fund and a subsidiary of The PNC Financial Services Group Inc.; (iv) officers or agents of American Skandia Life Assurance Corporation, a Prudential Financial Company ("American Skandia"), including MIS, an ADP company ("MIS"); and (v) any affiliates of any of the foregoing. The costs of proxy solicitation and expenses incurred in connection with the preparation of this Proxy Statement and its enclosures will be paid by the Fund. The Fund will also reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of Interests (as defined below).

                               VOTING INSTRUCTIONS

        The Fund is organized as a Delaware limited liability company and, as such, does not issue shares of stock. Instead, ownership rights are contained in "membership interests" (referred to herein as the "Interests"). Each Interest represents an undivided interest in the net assets of a Series' portfolio. Series Interests are not offered directly to the public. Interests of the Series are sold only to Account B to fund the benefits of variable annuity policies issued by American Skandia. Account B is the sole member of the Fund. Although American Skandia, through Account B, legally owns all of the Interests of each Series of the Fund, American Skandia will vote all such Interests in accordance with the voting instructions timely given by the owners ("Policy owners") of the policies with assets invested in a Series of the Fund. Because Policy owners are indirectly invested in one or more Series through their policies and have the right to instruct American Skandia how to vote Interests of these Series on all matters requiring a vote of Interest holders, Policy owners should consider themselves holders of Interests ("Interest Holders") for purposes of this Proxy Statement. Policy owners at the close of business on March 19, 2007 (the "record date") will be entitled to notice of the Meeting and to instruct American Skandia how to vote at the Meeting or any adjourned session.

        Policy owners may use the voting instructions form as a ballot to give American Skandia the voting instructions for those Interests attributable to their policies as of the record date. When the Policy owner completes the voting instructions form and sends it to American Skandia, American Skandia votes the Interests attributable to the policy of the Policy owner in accordance with the Policy owner's instructions. If the Policy owner is an Interest Holder of such Series and merely signs and returns the form, American Skandia will vote those Interests FOR the election of the Trustees, FOR the approval of the change in industry concentration policy for the Target 25 Series and FOR or AGAINST any other matters as deemed appropriate. If the Policy owner does not return the form, American Skandia will vote those Interests in the same proportion as shares for which instructions were received from other Policy owners. American Skandia and MIS have fixed the close of business on April __, 2007 as the last day for which voting instructions will be accepted.

        Any authorized voting instructions will be valid for any adjournment of the Meeting. If the Fund receives an insufficient number of votes for election of the Trustees, or if the Target 25 Series receives an insufficient number of votes for the change in industry concentration policy, as applicable, the Meeting may be adjourned to permit the solicitation of additional votes. Those persons named as proxies in the voting instructions forms have the discretion to vote for any such adjournment.

        Any person giving voting instructions may revoke them at any time prior to exercising them by submitting to MIS a superseding voting instructions form or written notice of revocation. Only the Policy owner executing the voting instructions can revoke them. In addition, a Policy owner present at the Meeting may withdraw his or her voting instructions form and vote in person. Mere attendance at the Meeting will not revoke the voting instructions, however. American Skandia will vote the Interests of the Fund in accordance with all properly executed and unrevoked voting instructions received in time for the Meeting. Interest Holders who intend to attend the Meeting will need to show valid identification and proof of beneficial ownership of Interests to be admitted to the Meeting.

        The following table indicates which Interest Holders are solicited with respect to each proposal:

                                                            Proposal 2:
                                                            Approval of Change
                                              Proposal 1:   in Industry
                                              Election of   Concentration
Series                                        Trustees      Policy
______                                        ___________   __________________
Target Managed VIP Portfolio                  X
The Dow(sm) DART 10 Portfolio                 X
The Dow(sm) Target Dividend Portfolio         X
Global Dividend Target 15 Portfolio           X
S&P(R) Target 24 Portfolio                    X
NASDAQ(R) Target 15 Portfolio                 X
Value Line(R)  Target 25 Portfolio            X             X
First Trust 10 Uncommon Values Portfolio      X


                        OUTSTANDING INTERESTS AND QUORUM

        As of March 19, 2007, there were issued and outstanding Interests of the Fund which were divided among each Series as follows:

Series                                                Interests Outstanding
______                                                ______________________

Target Managed VIP Portfolio
The Dow(sm) DART 10 Portfolio
The Dow(sm) Target Dividend Portfolio
Global Dividend Target 15 Portfolio
S&P(R) Target 24 Portfolio
NASDAQ(R) Target 15 Portfolio
Value Line(R) Target 25 Portfolio
First Trust 10 Uncommon Values Portfolio

        A quorum of Interest Holders of the Fund or Series, as applicable, is required to take action at the Meeting. Under the Fund's By-Laws, thirty percent (30%) of the voting power of Interests entitled to vote at the Meeting, represented in person or by proxy, will constitute a quorum at that Meeting for the transaction of business.

        For the Interest Holders to elect the Trustees of the Fund as described in this Proxy Statement, each Nominee (as defined below) must receive the favorable vote of a plurality of the voting power of the Interests. For the Target 25 Series, the favorable vote of a majority of the outstanding voting Interests of such Series will be required for the approval of the change in the industry concentration policy. When used in this Proxy Statement, "a majority of the outstanding voting Interests" means the affirmative vote of the lesser of:
(i) 67% or more of the voting Interests of the Target 25 Series represented at the Meeting if the holders of more than 50% of the outstanding voting Interests of such Series are represented; or (ii) more than 50% of the outstanding voting Interests of the Target 25 Series.

        For purposes of determining the proposal to elect Trustees for the Fund, abstentions will have no effect. For purposes of determining the approval of the change in industry concentration policy for the Target 25 Series, abstentions will have the effect of a vote against the proposal. Interest Holders are entitled to one vote for each Interest held, and fractional Interests are entitled to a proportionate fractional vote. There are not expected to be any "broker non-votes."

        Interests beneficially held by Policy owners present in person or represented by proxy at the Meeting will be counted for the purpose of calculating the votes cast on the issues before the Meeting. All Series vote together on the election of Trustees for the Fund. Only the Target 25 Series votes on the change in industry concentration for such Series.

        As of March 19, 2007, Account B, 1 Corporate Drive, Shelton, Connecticut 06484 owned 100% of the outstanding Interests of each Series, and therefore owned all of the Interests of the Fund. As a result, Account B is considered to control each Series. Due to such control, Account B may have the ability to affect the outcome of the election of Trustees for the Fund and the change in industry concentration policy for the Target 25 Series. To the extent required by applicable law, America Skandia will solicit voting instructions from Policy owners. All Interests in each Series will be voted by American Skandia in accordance with voting instructions received from such Policy owner. American Skandia will vote all of the Interests which it is entitled to vote on the election of Trustees for the Fund and the change in industry concentration policy for the Target 25 Series in the same proportion as the voting instructions given by the respective Policy owners.

                                   PROPOSAL 1:

                              ELECTION OF TRUSTEES

        Proposal 1 relates to the election of Trustees of the Fund. The current Board of Trustees consists of James A. Bowen, Richard E. Erickson, Thomas R. Kadlec and Niel B. Nielson (the "Current Trustees"), and each Current Trustee has indicated his willingness to continue to serve if elected. Robert F. Keith ("Nominee Keith" and, together with the Current Trustees, the "Nominees") has indicated his willingness to serve if elected. In addition, the nomination of Nominee Keith to the Board of Trustees was recommended by the Fund's Nominating and Governance Committee (described below).

        Required Vote: The Trustees, including those that are not "interested persons" of the Fund ("Independent Trustees") as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), shall be elected by the affirmative vote of the holders of a plurality of the outstanding voting power of the Interests of the Fund cast in person or by proxy and entitled to vote thereon, provided a quorum is present. Proxies cannot be voted for a greater number of persons than the number of Nominees named.

        For purposes of determining the proposal to elect Trustees for the Fund, abstentions will have no effect.

        Unless you give contrary instructions on the enclosed voting instructions form, your Interests will be voted FOR the election of the Nominees if your voting instructions form has been properly executed and timely received by MIS. If any of the Nominees should withdraw or otherwise become unavailable for election, your Interests will be voted FOR such other nominee or nominees as the Board of Trustees may recommend.

        The Board of Trustees Unanimously Recommends that Interest Holders Vote FOR Election of the Nominees to the Board of Trustees (Proposal 1).

         PROPOSAL 2: APPROVAL OF CHANGE IN INDUSTRY CONCENTRATION POLICY

                        VALUE LINE(R) TARGET 25 PORTFOLIO

        Certain investment restrictions of the Value Line(R) Target 25 Portfolio (the "Target 25 Series") are matters of fundamental policy and may not be changed with respect to such Series without the approval of the Interest Holders of such Series. Under the 1940 Act, all funds are required to have a fundamental policy about the concentration of their investments in a particular industry or group of industries. While the 1940 Act does not define "concentration in an industry," the staff of the Securities and Exchange Commission has taken the position that investment of 25% or more of a fund's total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration.

        The following chart contains the Target 25 Series' current fundamental investment policy with respect to industry concentration and its proposed replacement.

Current Fundamental                                        Proposed Fundamental
Investment Policy                                          Investment Policy
____________________                                       ____________________
The Target 25 Series may invest more than 25% of its       The Target 25 Series may invest more than 25% of its
assets in the securities of issuers in the Internet        assets in the securities of issuers in any single
industry.  Notwithstanding the foregoing, there shall be   industry if the applicable investment strategy for the
no limitation on the purchase of obligations issued or     Target 25 Series selects securities in a manner that
guaranteed by the U.S. government, its agencies or         results in such a concentration.  Notwithstanding the
instrumentalities.                                         foregoing, there shall be no limitation on the purchase
                                                           of obligations issued or guaranteed by the U.S.
                                                           government, its agencies or instrumentalities.


        At a meeting of the Board of Trustees of the Fund held on March 12, 2007, the Adviser recommended to the Board of Trustees that the industry concentration policy of the Target 25 Series be made consistent with the investment strategy of such Series. At the same meeting, the Board of Trustees of the Fund, including a majority of the Independent Trustees, approved such change, subject to approval by Interest Holders of such Series and satisfaction of any applicable state regulatory requirements. The 1940 Act requires that such changes be approved by the Interest Holders of the Target 25 Series in order for them to become effective. If approved by Interest Holders, the change to the concentration policy of the Target 25 Series is expected to become effective shortly after such approval and satisfaction of any applicable state regulatory requirements. In the event Interest Holders of the Target 25 Series do not approve such change, the Board will take such action as it deems to be in the best interests of the Target 25 Series.

        Required Vote: The favorable vote of a majority of the outstanding voting Interests of the Target 25 Series will be required for the approval of the change in the industry concentration policy of such Series. When used in this Proxy Statement, "a majority of the outstanding voting Interests" means the affirmative vote of the lesser of: (i) 67% or more of the voting Interests of the Target 25 Series represented at the Meeting if the holders of more than 50% of the outstanding voting Interests of such Series are represented; or (ii) more than 50% of the outstanding voting Interests of the Target 25 Series.

        For purposes of determining the approval of the change in industry concentration policy for the Target 25 Series, abstentions will have the effect of a vote against the proposal.

        Unless you give contrary instructions on the enclosed voting instructions form, your interests will be voted FOR the change in the industry concentration policy of the Target 25 Series if your voting instructions form has been properly executed and timely received by MIS.

        The Board of Trustees Unanimously Recommends that Interest Holders of the Target 25 Series Vote FOR the Proposal to Change the Industry Concentration Policy of such Series as described above (Proposal 2).

                             ADDITIONAL INFORMATION

MANAGEMENT OF THE FUND

        The management of the Fund, including the general supervision of the duties performed for each Series under the investment management agreement pursuant to which First Trust Advisors acts as investment adviser to each Series, is the responsibility of the Board of Trustees. There are four Current Trustees of the Fund, one of whom is an "interested person" (as the term "interested person" is defined in the 1940 Act) and three of whom are Independent Trustees. Nominee Keith is not and, if elected to the Board of Trustees, will not be, an "interested person." During the past five years, no Nominee who is an Independent Trustee has been a trustee, director or employee of, or consultant to the Adviser described below under "FURTHER INFORMATION -- INVESTMENT ADVISER, PRINCIPAL UNDERWRITER AND ADMINISTRATORS," or any of its affiliates. The Board of Trustees of the Fund sets broad policies for each Series, chooses the Fund's officers, and hires the Fund's investment adviser. The officers of the Fund manage the day-to-day operations and are responsible to the Fund's Board of Trustees. The following is a list of the Nominees and officers of the Fund and a statement of their present positions, principal occupations during the past five years, the number of portfolios each Nominee oversees, and the other directorships the Nominees hold, if applicable.


                                                               BOARD NOMINEES
                                                       CURRENT TRUSTEE/INTERESTED TRUSTEE

                                                     Current Trustee/Interested Trustee

                                                                                             Number of
                                                                                             portfolios in
                                                                                             Fund Complex
                                               Term of                                       overseen by
                              Position(s)      Office(2) and                                 Trustee or      Other directorships
Name, address, and            held with the    length of time  Principal occupation(s)       Nominee for     held by Trustee or
date of birth                 Fund             served          during past five years        Trustee         Nominee for Trustee
__________________            _____________    ______________  ______________________        ______________  ____________________
James A. Bowen1               President,       Indefinite      President, First Trust        32              Trustee of Wheaton
1001 Warrenville Road         Chairman of      Since 2000      Portfolios L.P. and First                     College
Suite 300                     the Board,                       Trust Advisors L.P.;
Lisle, IL 60532               Chief                            Chairman of the Board,
D.O.B.: 9/55                  Executive                        BondWave LLC (Software
                              Officer and                      Development Company/
                              Trustee                          Broker-Dealer) and
                                                               Stonebridge Advisors LLC

                                      -8-


                                               Current Trustees/Independent Trustees

                                                                                             Number of
                                                                                             portfolios in
                                                                                             Fund Complex
                                               Term of                                       overseen by
                              Position(s)      Office(2) and                                 Trustee or      Other directorships
Name, address, and            held with the    length of time  Principal occupation(s)       Nominee for     held by Trustee or
date of birth                 Fund             served          during past five years        Trustee         Nominee for Trustee
__________________            _____________    ______________  ______________________        ______________  ___________________

Richard E. Erickson           Trustee          Indefinite      Physician; President,         32              NONE
c/o First Trust Advisors L.P.                  Since 2000      Wheaton Orthopedics; Co-
1001 Warrenville Road                                          Owner and Co-Director,
Suite 300                                                      Sports Med Center for
Lisle, IL 60532                                                Fitness; Limited Partner,
D.O.B.: 4/51                                                   Gundersen Real Estate
                                                               Partnership

Thomas R. Kadlec              Trustee          Indefinite      President, ADM                32              NONE
c/o First Trust Advisors L.P.                  Since 2004      Derivatives, Inc. (May
1001 Warrenville Road                                          2005 to Present); Vice-
Suite 300                                                      President, Chief
Lisle, IL 60532                                                Financial Officer, ADM
D.O.B.: 11/57                                                  Investor Services, Inc.
                                                               (Futures Commission
                                                               Merchant) (1990 to
                                                               Present); Registered
                                                               Representative, Segerdahl
                                                               & Company, Inc., an NASD
                                                               member (Broker-Dealer)
                                                               (2000 to Present)

Niel B. Nielson               Trustee          Indefinite      President, Covenant             32           Director of Good News
c/o First Trust Advisors L.P.                  Since 2000      College (June 2002 to                        Publishers-Crossway
1001 Warrenville Road                                          Present); Associate                          Books; Covenant
Suite 300                                                      Pastor, College Church in                    Transport Inc.
Lisle, IL 60532                                                Wheaton (1997 to June 2002)
D.O.B.: 3/54

                                       Nominee for Initial Appointment to Board of Trustees

Robert F. Keith(3)             N/A              N/A            President, Hibs                   24(4)      NONE
c/o First Trust Advisors L.P.                                  Enterprises (Financial
1001 Warrenville Road                                          and Management
Suite 300                                                      Consulting) (2003 to
Lisle, IL 60532                                                Present); President,
D.O.B.: 11/56                                                  Aramark ServiceMaster
                                                               Management Services (2001
                                                               to 2003); President &
                                                               COO, ServiceMaster
                                                               Management Services (1998
                                                               to 2003)

                                      -9-


                                    Officers



                                                            Term of
                              Position(s)                   Office(2) and
Name, address, and            held with the                 length of time          Principal occupation(s)
date of birth                 Fund                          served                  during past five years
__________________            _____________                 ______________          ______________________

Mark R. Bradley               Treasurer,                    Indefinite              Chief Financial Officer,
1001 Warrenville Road         Controller, Chief             Since 2000              Director, First Trust
Suite 300                     Financial Officer                                     Portfolios L.P. and
Lisle, IL 60532               and Chief                                             First Trust Advisors L.P.; Chief
D.O.B.: 11/57                 Accounting Officer                                    Financial Officer, BondWave LLC
                                                                                    (Software Development Company/
                                                                                    Broker-Dealer) and Stonebridge
                                                                                    Advisors LLC

Susan M. Brix                 Assistant Vice                Indefinite              Representative, First
1001 Warrenville Road         President                     Since 2000              Trust Portfolios L.P.;
Suite 300                                                                           Assistant Portfolio
Lisle, IL 60532                                                                     Manager, First Trust
D.O.B.: 1/60                                                                        Advisors L.P.

Kelley Christensen            Vice President                Indefinite              Assistant Vice President, First
1001 Warrenville Road                                       Since 2006              Trust Portfolios L.P. and First
Suite 300                                                                           Trust Advisors L.P.
Lisle, IL  60532
D.O.B.:  9/70

James M. Dykas                Assistant Treasurer           Indefinite              Vice President, First Trust
1001 Warrenville Road                                       Since 2005              Portfolios L.P. and First Trust
Suite 300                                                                           Advisors L.P. (January 2005 to
Lisle, IL 60532                                                                     Present); Executive Director, Van
D.O.B.: 1/66                                                                        Kampen Asset Management and Morgan
                                                                                    Stanley Investment Management
                                                                                    (1999 to January 2005)

W. Scott Jardine             Secretary and Chief            Indefinite              General Counsel,
1001 Warrenville Road        Compliance Officer ("CCO")     Since 2000              First Trust Portfolios
Suite 300                                                                           L.P. and First Trust
Lisle, IL 60532                                                                     Advisors L.P.; Secretary, BondWave
D.O.B.: 5/60                                                                        LLC (Software Development Company/
                                                                                    Broker-Dealer) and Stonebridge
                                                                                    Advisors LLC

                                      -10-


                                                            Term of
                              Position(s)                   Office(2) and
Name, address, and            held with the                 length of time          Principal occupation(s)
date of birth                 Fund                          served                  during past five years
__________________            _____________                 ______________          ______________________

Daniel J. Lindquist           Vice President                Indefinite              Senior Vice President, First Trust
1001 Warrenville Road                                       Since 2004              Advisors L.P. and First Trust
Suite 300                                                                           Portfolios L.P. (September 2005 to
Lisle, IL 60532                                                                     Present); Vice President, First
D.O.B.: 2/70                                                                        Trust Advisors L.P. and First
                                                                                    Trust Portfolios, L.P. (April 2004
                                                                                    to September 2005); Chief
                                                                                    Operating Officer, Mina Capital
                                                                                    Management, LLC (January 2004 to
                                                                                    April 2004); Chief Operating
                                                                                    Officer, Samaritan Asset
                                                                                    Management Services, Inc. (April
                                                                                    2000 to January 2004)

Kristi A. Maher               Assistant Secretary           Indefinite              Assistant General Counsel,
1001 Warrenville Road                                       Since 2004              First Trust Portfolios L.P. and
Suite 300                                                                           First Trust Advisors L.P. (March
Lisle, IL 60532                                                                     2004 to Present); Associate,
D.O.B.: 12/66                                                                       Chapman and Cutler LLP (1995 to
                                                                                    March  2004)

Roger F. Testin               Vice President                Indefinite              Senior Vice President, First Trust
1001 Warrenville Road                                       Since 2001              Portfolios L.P. [(August 2004 to
Suite 300                                                                           Present)] and First Trust Advisors
Lisle, IL 60532                                                                     L.P. [(November 2003 to present)],
D.O.B.: 6/66                                                                        Vice President, First Trust
                                                                                    Portfolios L.P. [(August 2001 to
                                                                                    August 2004)] and First Trust
                                                                                    Advisors [(August 2001 to November
                                                                                    2003)]

-----------------------------------------------------------------------------------------------
(1) Mr. Bowen is deemed an "interested person" of the Fund due to his position as President of First Trust Advisors L.P., investment adviser of each
    Series.
(2) Trustees and Officers of the Fund have an indefinite term.
(3) Mr. Keith is not, and if elected to the Board of Trustees will not be, an
    "interested person" of the Fund.
(4) Mr. Keith currently oversees 24 portfolios. If elected to the Board of
    Trustees of the Fund, he will oversee 32 portfolios.

        In addition to the Fund, the First Trust Fund Complex includes First Trust Value Line(R) 100 Fund, First Trust/Four Corners Senior Floating Rate Income Fund, First Trust/Four Corners Senior Floating Rate Income Fund II, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, Energy Income and Growth Fund, First Trust/Fiduciary Asset Management Covered Call Fund, First Trust/Aberdeen Global Opportunity Income Fund, First

Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II, First Trust Tax-Advantaged Preferred Income Fund and First Trust/Aberdeen Emerging Opportunity Fund, closed-end funds also advised by First Trust Advisors; and First Trust Exchange-Traded Fund, an open-end investment company and an exchange-traded index fund with twelve operating portfolios advised by First Trust Advisors.

        Messrs. Bowen, Erickson, Kadlec, Keith and Nielson are Trustees of First Trust Value Line(R) 100 Fund, First Trust/Four Corners Senior Floating Rate Income Fund, First Trust/Four Corners Senior Floating Rate Income Fund II, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, Energy Income and Growth Fund, First Trust/Fiduciary Asset Management Covered Call Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II, First Trust Tax-Advantaged Preferred Income Fund, First Trust/Aberdeen Emerging Opportunity Fund and First Trust Exchange-Traded Fund. During the past five years, neither the Independent Trustees nor Nominee Keith, nor any of their immediate family members, has ever been a director, officer, employee or general partner of, or consultant to, American Skandia, First Trust Advisors, First Trust Portfolios L.P., any sub-adviser or any of their affiliates. In addition, Mr. Bowen, chief executive officer of the Fund, and the other officers of the Fund, hold the same positions with First Trust Value Line(R) 100 Fund, First Trust/Four Corners Senior Floating Rate Income Fund, First Trust/Four Corners Senior Floating Rate Income Fund II, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, Energy Income and Growth Fund, First Trust/Fiduciary Asset Management Covered Call Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II, First Trust Tax-Advantaged Preferred Income Fund, First Trust/Aberdeen Emerging Opportunity Fund and First Trust Exchange-Traded Fund, as they hold with the Fund, except for Susan M. Brix, who is not an officer of any funds in the Fund Complex other than the Fund, and Roger Testin, who is not an officer of First Trust/Four Corners Senior Floating Rate Income Fund, First Trust/Four Corners Senior Floating Rate Income Fund II, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, Energy Income and Growth Fund, First Trust/Fiduciary Asset Management Covered Call Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II, First Trust Tax-Advantaged Preferred Income Fund, or First Trust/Aberdeen Emerging Opportunity Fund.

BENEFICIAL OWNERSHIP OF INTERESTS AND EQUITY SECURITIES HELD
BY EACH NOMINEE  FOR ELECTION AS TRUSTEE

        The following table sets forth the dollar range of Interests in the Fund and the dollar range and number of equity securities in the First Trust Fund Complex (including the Fund) beneficially owned by the Nominees as of December 31, 2006:


                                                                           AGGREGATE DOLLAR
                                                                            RANGE OF EQUITY
                                                                           SECURITIES IN ALL
                                                                              REGISTERED
                                                                         INVESTMENT COMPANIES
                                                                          IN THE FIRST TRUST
                                                                             FUND COMPLEX
                                                                           OVERSEEN OR TO BE
                                              DOLLAR RANGE OF            OVERSEEN/(NUMBERS OF
NAME OF NOMINEE                               INTERESTS IN THE FUND          SHARES HELD)
_______________                               _____________________     _____________________
Current Trustee/Interested Trustee             None                      Over $100,000/
                                                                         (11,750 Shares)

James A. Bowen

Current Trustees/Independent Trustees          None                      $50,001 - $100,000/
                                                                         (4,367 Shares)
Richard E. Erickson


Thomas R. Kadlec                               None                      Over $100,000/
                                                                         (9,249 Shares)


Niel B. Nielson                                None                      $50,001-$100,000
                                                                         (2,835 Shares)


Nominee for Initial Appointment to             None                      Over $100,000
Board of Trustees/Not an                                                 (5,418 Shares)
"Interested Person"

Robert F. Keith


-------------------------------------------------------------------------------
[Since the beginning of the fiscal year ended December 31, 2006, neither Nominee Keith nor the Independent Trustees of the Fund nor the immediate family members of any of the foregoing, owned beneficially or of record any class of securities of American Skandia, the Adviser, or First Trust Portfolios L.P., or any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with American Skandia, the Adviser, or First Trust Portfolios L.P., or the Interests of any Series, nor did Nominee Keith or any Independent Trustee purchase or sell securities of First Trust Advisors, or its parent, or any subsidiary of First Trust Advisors or its parent.]

        James A. Bowen sold three limited partnership units of Grace Partners of DuPage L.P., the limited partner of First Trust Advisors, on May 31, 2006 for a price of $750,000 per unit.

        To the knowledge of the Fund, as of December 31, 2006, [no Policy owner was known to own beneficially more than 5% of the aggregate Interests of the Fund,] and the following Policy owners were known to own beneficially more than 5% of the Interests of each Series listed:

                                                                 AMOUNT OF      PERCENTAGE
                                             NAME AND            SERIES         OF SERIES
                                             ADDRESS OF          INTERESTS      INTERESTS
                                             BENEFICIAL          BENEFICIALLY   BENEFICIALLY
SERIES                                       OWNER               OWNED          OWNED
______                                       __________          ____________   ____________
Target Managed VIP Portfolio

The Dow(sm) DART 10 Portfolio

The Dow(sm) Target Dividend Portfolio

Global Dividend Target 15 Portfolio

S&P(R) Target 24 Portfolio

NASDAQ(R) Target 15 Portfolio

Value Line(R) Target 25 Portfolio

First Trust 10 Uncommon Values Portfolio

        As of December 31, 2006, the Current Trustees, Nominee Keith, and the officers of the Fund, as a group, beneficially owned [none/less than 1%] of the Interests of each Series and of the Fund (less than 1% of the Interests of each Series and of the Fund.

        As of December 31, 2006, the Current Trustees and officers, as a group, beneficially owned ___________ shares of funds in the First Trust Fund Complex (less than 1% of the shares outstanding).

COMPENSATION

     Effective January 1, 2007, the Trustees approved a revised compensation plan. Under the revised plan, each Trustee who is not an officer or employee of First Trust Advisors, any sub-adviser or any of their affiliates is paid an annual retainer of $10,000 per investment company for the first 14 investment companies in the First Trust Fund Complex and an annual retainer of $7,500 per investment company for each subsequent investment company added to the First Trust Fund Complex. The annual retainer is allocated equally among each of the investment companies. No additional meeting fees are paid in connection with board or committee meetings. Additionally, Mr. Kadlec is paid $10,000 annually to serve as the Lead Trustee and Mr. Nielson is paid $5,000 annually to serve as Chairman of the Audit Committee, with such compensation paid by the funds in the First Trust Fund Complex and divided among those funds. Trustees are also reimbursed by the investment companies in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. The Trustees adopted the revised plan because the increase in the number of funds in the First Trust Fund Complex had the effect of rapidly increasing their compensation under the previous arrangements. Prior to January 1, 2006, each Fund paid each Trustee who is not an officer or employee of First Trust Advisors, any sub-adviser or any of their affiliates an annual retainer of $10,000, which included compensation for all board and committee meetings. The Board of

Trustees of the Fund held ________ meetings during the fiscal year ended December 31, 2006. [Each of the Current Trustees attended all of the meetings of the Board of Trustees of the Fund for the fiscal year ended December 31, 2006.] The aggregate fees and expenses paid to the Trustees by the Fund for the fiscal year ended December 31, 2006 (including reimbursement for travel and out-of-pocket expenses) amounted to $_____________.]

        The following table sets forth certain information regarding the compensation of the Fund's Current Trustees for the fiscal year ended December 31, 2006. The Fund has no retirement or pension plans.

                                      Interested                       Independent
                                        Trustee                         Trustees

                                                          Richard E.      Thomas R.     Niel B.
                                  James A. Bowen          Erickson        Kadlec        Nielson
Series
Target Managed VIP Portfolio            $0                $4,525           $4,745      $4,525

The Dow(sm)  DART 10 Portfolio          $0                  $337             $351        $337

The Dow(sm) Target Dividend             $0                $1,744           $1,835      $1,744
Portfolio

Global Dividend Target 15               $0                $1,171           $1,229      $1,171
Portfolio

Value Line(R) Target 25                 $0                $1,261           $1,321      $1,261
Portfolio

NASDAQ(R) Target 15 Portfolio           $0                  $163             $171        $163

S&P(R) Target 24 Portfolio              $0                  $421             $440        $421

First Trust 10 Uncommon                 $0                  $166             $174        $166
Values Portfolio

Total Compensation                      $0               $85,192          $87,500     $87,368
from the First Trust Fund
Complex(1)


(1) Based on compensation paid to the Independent Trustees for the fiscal year ended December 31, 2006 for services to the 8 Series of the Fund listed above, 4 Series of the Fund that were liquidated on March 16, 2007, 14 closed-end funds and one exchange-traded fund advised by First Trust Advisors.

        The total compensation paid to Messrs. Erickson, Kadlec and Nielson, Independent Trustees of the Fund and the other funds in the First Trust Fund

Complex, for the fiscal year ended December 31, 2006, includes compensation for their services as Trustees to First Trust Value Line(R) 100 Fund, First Trust Value Line(R) Dividend Fund, First Trust/Four Corners Senior Floating Rate Income Fund, First Trust/Four Corners Senior Floating Rate Income Fund II, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust/Value Line(R) & Ibbotson Equity Allocation Fund, Energy Income and Growth Fund, First Trust/Fiduciary Asset Management Covered Call Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II, First Trust Tax-Advantaged Preferred Income Fund, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Exchange-Traded Fund and the Fund.

        The officers and the Interested Trustee of the Fund receive no compensation from the Fund for serving in such capacities.


                                   COMMITTEES

AUDIT COMMITTEE

     The Board of Trustees has an Audit Committee, which consists of Messrs. Erickson, Kadlec and Nielson, all of whom are Independent Trustees. If elected to the Board of Trustees, Nominee Keith will become a member of the Audit Committee. The Audit Committee is responsible for overseeing each Series' accounting and financial reporting process, the system of internal controls, audit process and evaluating and appointing the independent registered public accounting firm (subject also to Board approval). The Audit Committee met _____ times during the fiscal year ended December 31, 2006, with all members present [except for _____________].

        In carrying out its responsibilities, the Audit Committee pre-approves all audit services for the Fund and permitted non-audit services (including the fees and terms thereof) to be performed for the Fund and the Adviser by the Fund's independent registered public accounting firm ("independent auditors"). The Chairman of the Audit Committee is authorized to give such pre-approvals on behalf of the Audit Committee for engagements of less than $25,000. Any decisions by the Chairman to grant pre-approvals are reported to the full Audit Committee at the next regularly scheduled meeting.

INDEPENDENT AUDITORS' FEES

        Ernst & Young LLP ("Ernst & Young") served as the independent auditors for the Fund for the fiscal year ended December 31, 2006. Ernst & Young has advised the Fund that, to the best of its knowledge and belief, Ernst & Young professionals did not have any direct or material indirect ownership interest in the Fund inconsistent with independent professional standards pertaining to independent registered public accounting firms. It is not expected that representatives of Ernst & Young will be present at the Meeting, and therefore, it is not expected that any such representatives will be available to answer questions or that they will have an opportunity to make any statement. Set forth in the table below are fees billed by Ernst & Young (i) to the Fund for services provided to the Fund and (ii) to the Adviser and certain entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to the Fund ("Adviser Entities") for engagements directly related to the operations and financial reporting of the Fund.


                        AUDIT FEES        AUDIT-RELATED FEES        TAX FEES         ALL OTHER FEES

                     2005      2006         2005       2006       2005      2006      2005      2006
The Fund             $45,015   $150,000     $0         $0         $0        $0        $0        $0


Adviser and            N/A       N/A        $0         $0         $0        $0        $0        $0
Adviser Entities


        Set forth in the table below are the aggregate non-audit fees shown in the table above billed by Ernst & Young to the Fund and to the Adviser and Adviser Entities for the Fund's fiscal periods ended December 31, 2005 and December 31, 2006.


                            AGGREGATE NON-AUDIT FEES

                                         2005                     2006

The Fund                                 $0                       $0

Adviser and Adviser Entities             $0                       $0


        In addition to pre-approving all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Fund by the independent auditors, the Audit Committee pre-approves the independent auditors' engagements for non-audit services to the Adviser and Adviser Entities that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund.

        All of the Audit Fees, Audit Related Fees, Tax Fees, All Other Fees and Aggregate Non-Audit Fees for the Fund, the Adviser and the Adviser Entities disclosed in the tables set forth above were pre-approved by the Audit Committee pursuant to its pre-approval policies. None of these fees were pre-approved by the Audit Committee pursuant to the pre-approval exceptions included in Regulation S-X.

OTHER COMMITTEES

        The Board of Trustees of the Fund has three other standing committees: the Executive Committee, the Nominating and Governance Committee and the Valuation Committee. The Executive Committee, which meets between Board meetings, is authorized to exercise all powers of and to act in the place of the Board of Trustees to the extent permitted by the Fund's Limited Liability Company Agreement and By-Laws. Messrs. Bowen and Kadlec are members of the Executive Committee. For the fiscal year ended December 31, 2006, the Executive Committee met a total of 0 times.

        The Fund's Nominating and Governance Committee (the "Committee") is composed entirely of Trustees who are not "interested persons" (as that term is defined in the 1940 Act) of the Fund. Messrs. Erickson, Kadlec and Nielson are members of the Committee and Mr. Erickson is the Chairman of the Committee. The purpose of the Committee is to oversee matters related to the nomination of trustees and, as necessary, the corporate governance of the Fund. The Committee is responsible for, among other things, seeking, identifying and nominating qualified candidates for election or appointment as trustees in the event of a vacancy, consistent with criteria approved by the Board; evaluating Board performance and processes; reviewing Board committee assignments; and, to the extent necessary or desirable, establishing corporate governance guidelines and procedures. The Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Fund's website at www.ftportfolios.com. The Committee met ___ times during the fiscal year ended December 31, 2006.

        Pursuant to the Fund's Limited Liability Company Agreement, the Board of Trustees may fix the number of Trustees at a number between one and twelve, and may fill the vacancies created by any such increase in the number of Trustees. Proxies cannot be voted for a greater number of persons than the number of nominees named. If there is no vacancy on the Board, the Board will not actively seek recommendations from other parties, including Interest Holders. When a vacancy on the Board occurs, the Committee may seek recommendations for candidates from those sources it deems appropriate in its discretion, including Interest Holders of the Fund.

        To submit a recommendation for nomination as a candidate for a position on the Board, Interest Holders shall mail such recommendation to W. Scott Jardine at the Fund's address: 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532. Such recommendations shall include the following information: (a) evidence of Fund ownership of the person or entity recommending the candidate (if an Interest Holder); (b) a full description of the proposed candidate's background, including such proposed candidate's education, experience, current employment and date of birth; (c) names and addresses of at least three professional references for the candidate; (d) information as to whether the candidate is an "interested person" in relation to the Fund, as such term is defined in the 1940 Act, and such other information that may be considered to impair the candidate's independence; and (e) any other information that may be helpful to the Committee in evaluating the candidate. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board of Trustees, or during such other time as the Committee is accepting recommendations, the recommendation will be forwarded to the Chairman of the Committee and outside counsel to the Independent Trustees. Recommendations received at any other time will be kept on file until such time as the Committee is accepting recommendations at which point they may be considered for nomination.

        In recruiting new trustees, the Committee seeks to recruit and retain qualified independent trustees of high integrity, whose skills and experience will enhance the Board's ability to effectively represent the interests of the Fund's Interest Holders and oversee the wide range of regulatory and business issues affecting the Fund. A candidate for trustee must meet certain basic requirements, including relevant skills and experience, time availability and if qualifying as a non-"interested person" candidate, independence from the Fund, the Adviser or other service providers. The qualifications of a particular candidate, however, may vary depending on the current composition of the Board and the mix of skills and backgrounds of the incumbent trustees since the Committee seeks to establish an effective Board with an appropriate range of skills and experience, in the aggregate. In addition to relevant skills and experience, all candidates must possess high standards of personal integrity that are assessed on the basis of personal interviews, recommendations, or direct knowledge by Committee members. The review process may include, without limitation, personal interviews, background checks, written submissions by the candidates and third party references. Under no circumstances shall the Committee evaluate persons recommended by an Interest Holder of the Fund on a basis substantially different than that used for other persons recommended for the same election or appointment of trustees. The Committee reserves the right to make the final selection regarding the nomination of any trustees.

        The Valuation Committee is responsible for the oversight of valuation procedures of the Funds. Messrs. Erickson, Kadlec and Nielson are members of the Valuation Committee and Mr. Erickson is the Chairman of the Committee. The Valuation Committee held four meetings during the fiscal year ended December 31, 2006.

MEETINGS OF INTEREST HOLDERS

        The Fund is not required to hold and will not ordinarily hold annual Interest Holders' meetings. Special meetings of the Interest Holders, however, may be called, including at the written request of Interest Holders who own at least 10% of the Interests entitled to vote.

                               FURTHER INFORMATION

INVESTMENT ADVISER, PRINCIPAL UNDERWRITER AND ADMINISTRATORS

        First Trust Advisors L.P., located at 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, serves as the Fund's investment adviser.

        First Trust Portfolios L.P., located at 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, is the principal underwriter of the Interests of the Fund.

        PFPC acts as the Fund's administrator and accounting agent and is located at 4400 Computer Drive, Westborough, Massachusetts 01581. PFPC is a leading provider of full service mutual fund shareholder and record keeping services. In addition to its mutual fund transfer agent and record keeping service, PFPC provides other services through its own subsidiary business units.

        American Skandia, located at 1 Corporate Drive, Shelton, Connecticut 06484, performs certain administrative services for the Series, Account B and the Policies.

PROPOSALS BY INTEREST HOLDERS

        The Fund does not generally hold annual meetings. Therefore, the anticipated date of the next meeting of Interest Holders (if any) cannot be provided. Special meetings of the Interest Holders, however, may be called by the Chairman of the Board, the President of the Fund, two or more Trustees, or at the written request of Interest Holders who have at least 10% of the Interests entitled to vote at the meeting. Interest Holders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of Interest Holders should send their written proposals to the Fund at 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532. Proposals submitted pursuant to Rule 14a-8 of the Securities Exchange Act of 1934 must be received by the

Fund a reasonable time before the Fund begins to print and mail its proxy materials for a meeting. Timely submission of a proposal does not necessarily mean that the proposal will be included.

INTEREST HOLDER COMMUNICATIONS

        Interest Holders who want to communicate with the Board of Trustees or any individual Trustee should write the Fund to the attention of the Fund Secretary, W. Scott Jardine. The letter should indicate that you are an Interest Holder of the Fund. If the communication is intended for a specific Trustee and so indicates, it will be sent only to that Trustee. If a communication does not indicate a specific Trustee, it will be sent to the chair of the Nominating and Governance Committee and the outside counsel to the Independent Trustees for further distribution as deemed appropriate by such persons.

FISCAL YEAR

        The Fund's fiscal year end was December 31, 2006.

ANNUAL REPORT DELIVERY

        Annual reports will be sent to Interest Holders of record of the Fund following the Fund's fiscal year end. The Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to the Fund at 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, or by calling 1-800-621-1675.

        Please note that only one annual report or proxy statement may be delivered to two or more Interest Holders who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, Interest Holders should contact the Fund at the address and phone number set forth above. Pursuant to a request, a separate copy will be delivered promptly.

GENERAL

        A list of Interest Holders entitled to be present and to vote at the Meeting will be available at the offices of the Fund, 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, for inspection by any shareholder during regular business hours beginning two days after the date of the Notice of Special Meeting of Interest Holders included with this Proxy Statement.

        Failure of a quorum to be present at the Meeting will necessitate adjournment and will subject the Fund to additional expense. The Meeting may be adjourned to a designated time and place by the vote of a majority of the Interests present and entitled to vote thereat even though less than a quorum is so present without any further notice, except by announcement at the Meeting.

                    OTHER MATTERS TO COME BEFORE THE MEETING

        No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of Interest Holders properly come before the Meeting, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed voting instructions form will vote thereon according to their best judgment in the interests of the Fund.

March __, 2007

-------------------------------------------------------------------------------
 IT IS IMPORTANT THAT VOTING INSTRUCTIONS FORMS BE RETURNED PROMPTLY. POLICY OWNERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED VOTING INSTRUCTIONS FORM AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
-------------------------------------------------------------------------------

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                                      -22-



                                                             FORM OF PROXY CARD

       PROXY TABULATOR
       P.O. BOX 9112
       FARMINGDALE, NY 11735




                                              VOTE BY MAIL

                                              Check the appropriate boxes on
                                              the reverse side of the proxy,
                                              sign and date the proxy and
                                              return in the envelope provided.



                                              SPECIAL MEETING OF SHAREHOLDERS --
                                              APRIL 23, 2007

FUND/INSURANCE COMPANY NAME
The undersigned holder of interest of the above mentioned fund, a series of First Defined Portfolio Fund, LLC, (the "Fund"), a Delaware Limited Liability Company, hereby appoints W. Scott Jardine, Mark R. Bradley and Kristi A. Maher as attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all interests of the Fund that the undersigned is entitled to vote at the Special Meeting of Interest holders of the Fund (the "Meeting") to be held at the offices of First Trust Advisors L.P., 1001 Warrenville Road, Suite 300, Lisle, IL 60532, at 4:30 p.m. Central time on the date indicated above, and any adjournment or adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Interest holders and Proxy Statement dated March - 2007, and hereby instructs said attorneys and proxies to vote said interests of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.



                                           Please vote, date and sign this proxy
                                           and return it promptly in the
                                           enclosed envelope.

                                           Date _______________________

                                           [                                  ]

                                           Signature           (Sign in the Box)

                                           This Proxy Ballot must be signed
                                           exactly as your name(s) appears
                                           hereon. If as an attorney, executor,
                                           guardian or in some representative
                                           capacity or as an officer of a
                                           corporation, please add title(s) as
                                           such. Joint owners must each sign.

                                                            First Trust 07 - kw

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.





The Board of Trustees recommends a vote FOR all the nominees listed and FOR Proposal 2.


1. To elect five Trustees of the Fund.
                                                      FOR     WITHHOLD  FOR ALL
                                                      ALL     ALL       EXCEPT
(01) James A. Bowen, (02) Richard E. Erickson,        [  ]    [  ]      [  ]
(03) Thomas R. Kadlec, (04) Niel B. Nielson,
(05) Robert F. Keith


To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:

______________________________________________________


2. Value Line Target 25 Portfolio only:               FOR     AGAINST  ABSTAIN

Approval of change in the concentration policy.       [  ]    [  ]     [  ]

3. To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.


                   PLEASE SIGN AND DATE ON THE REVERSE SIDE.

                                                            First Trust 07 - kw